UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period :	January 1, 2014 — December 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|14

Annual report

Putnam VT Voyager Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

The falling price of oil has captured headlines in recent months and is having a sustained effect on markets and economies worldwide. Cheaper oil allows many consumers and businesses to shift spending to other priorities. At the same time, the decline reflects greater pessimism about global growth, and it is having a negative impact on the energy sector — not just in the United States, but wherever energy is a key export.

This change in the investing environment has contributed to an increase in market volatility. Although the U.S. economy continues to grow, economic challenges in Europe, China, and Japan are causing uncertainty.

Compared with recent years, we may see more tempered returns from equity and fixed-income markets. While a number of positive trends continue, including an improving housing market and a brighter employment situation, investors should also be alert to a possible increase in short-term interest rates that is widely expected to occur in 2015. History suggests that rising rates could generate headwinds for markets.

In all types of market conditions, Putnam offers a wide range of flexible strategies. Our experienced investment teams employ new ways of thinking about building portfolios for both the opportunities and risks in today’s markets. In this dynamic environment, it may be an opportune time for you to meet with your financial advisor to ensure that your portfolio is properly aligned with your goals and tolerance for risk.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/14)

Investment objective

Capital appreciation

Net asset value December 31, 2014

Class IA: $55.55		Class IB: $55.04

Total return at net asset value
			Russell 1000
(as of 12/31/14)*	Class IA shares†	Class IB shares‡	Growth Index

1 year	9.99%	9.72%	13.05%

5 years	80.97	78.76	108.36
Annualized	12.60	12.32	15.81

10 years	122.35	116.93	125.94
Annualized	8.32	8.05	8.49

Life	1,334.28	1,259.61	1,150.30
Annualized	10.40	10.18	9.87

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

*Recent performance may have benefited from one or more legal settlements.

† Class inception date: February 1, 1988.

‡ Class inception date: April 30, 1998.

The Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Voyager Fund 1

Report from your fund’s manager

How were conditions for U.S. stock market investing during the 12-month reporting period ended December 31, 2014?

The geopolitical situations and economic concerns that produced flat equity performance in the first few months of 2014 faded as investors focused on a steady stream of data showing strong U.S. economic growth potential for the remainder of the year. Government reports indicated that both consumer and business spending was fueling growth, while the Federal Reserve affirmed a mostly upbeat assessment of the country’s economic strength. By the close of 2014, U.S. stocks had delivered yet another annual gain, with the S&P 500 Index, a broad measure of U.S. stock performance, posting a double-digit advance for the third consecutive year.

How did the portfolio perform for the period?

The portfolio delivered a solid positive return but underper-formed its benchmark, the Russell 1000 Growth Index, for the period. I strive to construct a portfolio with higher expected growth rates for earnings and cash flow than those of the Russell 1000 Growth Index, but without paying too much for that growth. One persistent equity market trend has been an investor preference for stocks that offer apparent safety and yield, regardless of the fundamentals or valuations of the companies. Many of these are “household name” companies whose stocks have become quite expensive while offering very little growth potential. As investors drove up the prices of these stocks, many other companies with what I believe are impressive growth potential and attractive valuations lagged, especially during 2014. Although this trend began to change recently, there were still many holdings in the portfolio whose growth potential was not rewarded during the period.

What role did derivatives play in the portfolio?

Forward currency contracts were used as part of our currency hedging efforts, and had a positive impact on the portfolio’s performance. However, these gains were offset by less effective derivative strategies during the period. Our options strategy to manage downside risks dampened performance, as did total return swaps designed to increase exposure to specific markets or countries and to gain exposure to specific sectors or industries.

What is your outlook for the economy and the portfolio in the coming months?

What I find most interesting as we head into 2015 is the broad disparity in outlooks among regions and between consumers and corporations. At this point, I believe that U.S. consumer stocks have the best outlook. Throughout 2014, consumers in the United States received a number of stimulative “gifts” — collapsing oil prices, continued low interest rates, a healing housing market, and improving employment along with moderate wage growth.

My outlook for U.S. corporations is also solid, although 2015 may not be as strong as 2014 in terms of earnings growth. I believe that the outlook changes considerably for overseas markets.

For example, economic growth has weakened in Europe, and emerging markets, particularly China, have slowed even more dramatically and, in my view, don’t appear to offer much strength in the near term. For the portfolio, I believe that there is significant growth potential in certain segments of the technology sector, both in the United States and abroad. Notable areas include Internet advertising, mobile technology, transition to the cloud, and computer memory, where consolidation has led to more controlled capacity and strong demand growth.

I believe the overall framework of the market remains reasonably positive. To determine this, I look at three areas: fundamentals, valuation, and sentiment. First, in terms of fundamentals, despite impressive earnings growth in 2014, I believe corporations should be able to generate high-single-digit growth in the year ahead. Second, although stock valuations are slightly above average by historic standards, I do not believe they will interfere with a potential market advance. And finally, while investor sentiment no longer seems negative, investors do not appear to be overexposed to equities, which is often the case when a bull market comes to an end.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Nick C. Thakore is Co-Head of U.S. Equities at Putnam. He joined Putnam in 2008 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Voyager Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2014, to December 31, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/13*	0.73%	0.98%

Annualized expense ratio for the six-month period
ended 12/31/14†	0.70%	0.95%

*Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expense per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/14		for the 6 months ended 12/31/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.59	$4.88	$3.57	$4.84

Ending value
(after expenses)	$1,037.30	$1,035.90	$1,021.68	$1,020.42

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Voyager Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Voyager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Voyager Fund (the “fund”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2015

4 Putnam VT Voyager Fund

The fund’s portfolio 12/31/14

COMMON STOCKS (94.3%)*	Shares	Value

Aerospace and defense (3.3%)
Airbus Group NV (France)	81,826	$4,064,069

General Dynamics Corp.	10,300	1,417,486

Honeywell International, Inc.	59,000	5,895,280

L-3 Communications Holdings, Inc.	44,100	5,565,861

Northrop Grumman Corp.	30,000	4,421,700

United Technologies Corp.	70,200	8,073,000

		29,437,396
Airlines (2.3%)
American Airlines Group, Inc.	222,800	11,948,764

Delta Air Lines, Inc.	105,270	5,178,231

Spirit Airlines, Inc. †	43,400	3,280,172

		20,407,167
Auto components (0.3%)
Visteon Corp. †	28,400	3,034,824

		3,034,824
Automobiles (2.1%)
Fiat Chrysler Automobiles NV
(United Kingdom) † S	428,338	4,960,154

General Motors Co.	141,600	4,943,256

Tesla Motors, Inc. † S	22,100	4,915,261

Yamaha Motor Co., Ltd. (Japan)	177,500	3,569,772

		18,388,443
Banks (1.3%)
Bank of Ireland (Ireland) †	2,686,493	1,001,663

Dubai Islamic Bank PJSC (United Arab Emirates) †	865,620	1,591,176

Fifth Third Bancorp	179,100	3,649,163

KeyCorp	66,400	922,960

Regions Financial Corp.	176,100	1,859,616

SVB Financial Group †	12,800	1,485,696

UniCredit SpA (Italy)	121,439	773,993

		11,284,267
Biotechnology (7.2%)
Aegerion Pharmaceuticals, Inc. † S	173,567	3,634,493

AMAG Pharmaceuticals, Inc. † S	67,151	2,861,976

Ariad Pharmaceuticals, Inc. † S	446,443	3,067,063

Biogen Idec, Inc. †	33,500	11,371,575

Celgene Corp. † S	140,700	15,738,702

Dynavax Technologies Corp. † S	131,600	2,218,776

Gilead Sciences, Inc. †	266,300	25,101,438

		63,994,023
Building products (0.2%)
Assa Abloy AB Class B (Sweden)	26,929	1,423,114

		1,423,114
Capital markets (2.6%)
Carlyle Group LP (The)	87,693	2,411,558

Charles Schwab Corp. (The)	239,400	7,227,486

E*Trade Financial Corp. †	94,885	2,301,436

Interactive Brokers Group, Inc. Class A	75,033	2,187,962

KKR & Co. LP	392,000	9,098,320

		23,226,762
Chemicals (2.1%)
Axalta Coating Systems, Ltd. †	2,747	71,477

CF Industries Holdings, Inc.	10,500	2,861,670

Chemtura Corp. † S	63,783	1,577,354

Huntsman Corp.	72,450	1,650,411

Monsanto Co.	73,200	8,745,204

Tronox, Ltd. Class A S	180,787	4,317,194

		19,223,310

COMMON STOCKS (94.3%)* cont.	Shares	Value

Commercial services and supplies (0.2%)
Tyco International PLC	43,800	$1,921,068

		1,921,068
Communications equipment (0.9%)
Alcatel-Lucent ADR (France) † S	1,564,100	5,552,555

QUALCOMM, Inc.	38,191	2,838,737

		8,391,292
Consumer finance (0.4%)
American Express Co.	20,300	1,888,712

Capital One Financial Corp.	21,800	1,799,590

		3,688,302
Diversified consumer services (0.5%)
ITT Educational Services, Inc. † S	416,800	4,005,448

Weight Watchers International, Inc. † S	31,475	781,839

		4,787,287
Diversified financial services (0.1%)
Eurazeo SA (France)	12,581	878,804

Restaurant Brands International LP (Units) † S	917	34,603

		913,407
Diversified telecommunication services (0.2%)
Telecom Italia SpA RSP (Italy)	1,904,180	1,591,580

		1,591,580
Electric utilities (0.2%)
Exelon Corp.	50,100	1,857,708

		1,857,708
Electrical equipment (0.8%)
Eaton Corp PLC	69,400	4,716,424

Generac Holdings, Inc. † S	43,400	2,029,384

		6,745,808
Electronic equipment, instruments, and components (0.5%)
Anixter International, Inc.	54,103	4,785,951

		4,785,951
Energy equipment and services (2.6%)
Aker Solutions ASA 144A (Norway) †	182,475	1,005,474

Baker Hughes, Inc.	168,200	9,430,974

Ezion Holdings, Ltd. (Singapore)	3,557,360	3,015,894

Halliburton Co.	205,444	8,080,113

Transocean, Ltd. (Switzerland) S	81,200	1,488,396

		23,020,851
Food products (0.3%)
Keurig Green Mountain, Inc.	20,100	2,661,140

		2,661,140
Health-care equipment and supplies (1.0%)
Becton Dickinson and Co.	24,300	3,381,588

Boston Scientific Corp. †	321,000	4,253,250

Medtronic, Inc.	23,500	1,696,700

		9,331,538
Health-care providers and services (0.2%)
Cardinal Health, Inc.	17,100	1,380,483

		1,380,483
Health-care technology (0.2%)
Castlight Health, Inc. Class B † S	171,230	2,003,391

		2,003,391
Hotels, restaurants, and leisure (3.3%)
Hilton Worldwide Holdings, Inc. †	36,300	947,067

Las Vegas Sands Corp.	45,900	2,669,544

Melco Crown Entertainment, Ltd. ADR
(Hong Kong) S	270,000	6,858,000

Restaurant Brands International, Inc.
(Canada) † S	90,782	3,544,129

Starbucks Corp.	46,900	3,848,145

Thomas Cook Group PLC (United Kingdom) †	6,135,476	12,079,735

		29,946,620

Putnam VT Voyager Fund 5

COMMON STOCKS (94.3%)* cont.	Shares	Value

Household durables (2.3%)
Panasonic Corp. (Japan)	277,900	$3,264,956

PulteGroup, Inc.	691,100	14,831,006

Skyworth Digital Holdings, Ltd. (China)	3,744,000	2,027,635

		20,123,597
Industrial conglomerates (1.7%)
Siemens AG (Germany)	76,420	8,666,809

Toshiba Corp. (Japan)	1,591,000	6,736,926

		15,403,735
Insurance (3.2%)
American International Group, Inc.	54,800	3,069,348

Assured Guaranty, Ltd.	526,881	13,693,637

Genworth Financial, Inc. Class A †	694,000	5,899,000

Hartford Financial Services Group, Inc. (The)	141,570	5,902,053

		28,564,038
Internet and catalog retail (3.2%)
Amazon.com, Inc. †	22,800	7,075,980

Ctrip.com International, Ltd. ADR (China) †	76,800	3,494,400

FabFurnish GmbH (acquired 8/2/13,
cost $43) (Private) (Brazil) † ΔΔ F	32	29

Global Fashion Holding SA (acquired 8/2/13,
cost $2,084,441) (Private) (Brazil) † ΔΔ F	49,204	1,236,862

New Bigfoot Other Assets GmbH (acquired 8/2/13,
cost $43) (Private) (Brazil) † ΔΔ F	32	29

New Middle East Other Assets GmbH (acquired
8/2/13, cost $17) (Private) (Brazil) † ΔΔ F	13	12

Priceline Group, Inc. (The) †	11,503	13,115,836

Zalando SE (acquired 9/30/13,
cost $3,497,530) (Private) (Germany) † ΔΔ F	145,860	4,050,627

		28,973,775
Internet software and services (11.6%)
Alibaba Group Holding, Ltd. ADR (China) † S	96,311	10,010,565

AOL, Inc. †	111,800	5,161,806

Baidu, Inc. ADR (China) †	5,800	1,322,226

Facebook, Inc. Class A †	396,969	30,971,521

Google, Inc. Class A †	91,268	48,432,276

Monster Worldwide, Inc. † S	538,809	2,489,298

Qihoo 360 Technology Co., Ltd. ADR (China) † S	16,300	933,338

Twitter, Inc. †	80,300	2,880,361

Yahoo!, Inc. †	37,100	1,873,921

		104,075,312
IT Services (2.9%)
MasterCard, Inc. Class A	36,200	3,118,992

Unisys Corp. † S	71,620	2,111,358

Visa, Inc. Class A	78,700	20,635,140

		25,865,490
Leisure products (0.1%)
Brunswick Corp.	19,267	987,626

		987,626
Life sciences tools and services (0.9%)
Agilent Technologies, Inc.	64,700	2,648,818

Thermo Fisher Scientific, Inc.	39,600	4,961,484

		7,610,302
Media (3.9%)
Atresmedia Corporacion de Medios de Comunicacion
SA (Spain)	111,494	1,568,163

CBS Corp. Class B (non-voting shares)	49,926	2,762,905

Charter Communications, Inc. Class A †	8,071	1,344,790

Comcast Corp. Class A	145,015	8,412,320

DISH Network Corp. Class A †	105,441	7,685,594

Liberty Global PLC Ser. A (United Kingdom) †	85,249	4,279,926

Lions Gate Entertainment Corp. S	53,600	1,716,272

Live Nation Entertainment, Inc. †	26,579	693,978

COMMON STOCKS (94.3%)* cont.	Shares	Value

Media cont.
Mediaset SpA (Italy) †	551,061	$2,269,783

Walt Disney Co. (The)	39,400	3,711,086

		34,444,817
Metals and mining (0.4%)
Barrick Gold Corp. (Canada)	66,600	715,950

Freeport-McMoRan, Inc. (Indonesia)	34,526	806,527

Hi-Crush Partners LP (Units)	40,800	1,266,024

Steel Dynamics, Inc.	60,300	1,190,322

		3,978,823
Multiline retail (0.3%)
Macy’s, Inc. S	47,000	3,090,250

		3,090,250
Oil, gas, and consumable fuels (3.4%)
Antero Resources Corp. † S	50,100	2,033,058

Cobalt International Energy, Inc. †	60,400	536,956

EOG Resources, Inc.	98,900	9,105,723

EP Energy Corp. Class A † S	336,653	3,514,657

Genel Energy PLC (United Kingdom) †	248,309	2,657,890

Gulfport Energy Corp. †	110,700	4,620,618

MarkWest Energy Partners LP	32,300	2,170,237

Scorpio Tankers, Inc. S	320,900	2,788,621

Whiting Petroleum Corp. †	99,100	3,270,300

		30,698,060
Personal products (0.9%)
Avon Products, Inc. S	86,935	816,320

Coty, Inc. Class A † S	332,100	6,861,186

		7,677,506
Pharmaceuticals (6.2%)
AbbVie, Inc.	116,000	7,591,040

Actavis PLC †	56,715	14,599,008

Allergan, Inc.	22,800	4,847,052

Endo International PLC †	118,800	8,567,856

Jazz Pharmaceuticals PLC † S	116,701	19,107,455

Mylan, Inc. †	19,100	1,076,667

		55,789,078
Real estate investment trusts (REITs) (0.4%)
Hibernia REIT PLC (Ireland) † R	2,686,520	3,518,006

		3,518,006
Real estate management and development (0.5%)
RE/MAX Holdings, Inc. Class A	127,263	4,358,758

		4,358,758
Road and rail (0.9%)
Genesee & Wyoming, Inc. Class A †	27,319	2,456,524

Union Pacific Corp.	44,700	5,325,111

		7,781,635
Semiconductors and semiconductor equipment (4.6%)
Applied Materials, Inc.	139,100	3,466,372

Avago Technologies, Ltd.	10,000	1,005,900

Broadcom Corp. Class A	106,000	4,592,980

Canadian Solar, Inc. (Canada) † S	23,600	570,884

Lam Research Corp.	56,700	4,498,578

Micron Technology, Inc. †	607,687	21,275,122

Skyworks Solutions, Inc.	39,400	2,864,774

SunEdison, Inc. † S	127,300	2,483,623

		40,758,233
Software (2.8%)
Longtop Financial Technologies, Ltd. ADR (Hong Kong) † F	99,123	—

Microsoft Corp.	215,400	10,005,330

Oracle Corp.	149,661	6,730,255

TiVo, Inc. †	478,700	5,667,808

Zynga, Inc. Class A †	1,015,663	2,701,664

		25,105,057

6 Putnam VT Voyager Fund

COMMON STOCKS (94.3%)* cont.			Shares	Value

Specialty retail (3.3%)
Gap, Inc. (The)			70,900	$2,985,599

Home Depot, Inc. (The)			89,500	9,394,815

Lowe’s Cos., Inc.			23,500	1,616,800

Office Depot, Inc. †			1,799,207	15,428,200

				29,425,414
Technology hardware, storage, and peripherals (5.8%)
Apple, Inc.			347,523	38,359,589

Casetek Holdings, Ltd. (Taiwan)			246,000	1,384,557

EMC Corp.			73,400	2,182,916

SanDisk Corp. S			62,600	6,133,548

Western Digital Corp.			38,100	4,217,670

				52,278,280
Textiles, apparel, and luxury goods (0.4%)
Michael Kors Holdings, Ltd. †			48,900	3,672,390

				3,672,390
Thrifts and mortgage finance (0.1%)
Radian Group, Inc. S			49,400	825,968

				825,968
Wireless telecommunication services (1.7%)
SoftBank Corp. (Japan)			125,900	7,492,590

Vodafone Group PLC ADR (United Kingdom)			216,900	7,411,473

				14,904,063
Total common stocks (cost $656,056,363)			$843,355,945
PURCHASED OPTIONS		Expiration	Contract
OUTSTANDING (1.1%)*		date/strike price	amount	Value

Activision Blizzard, Inc. (Call)		Feb-15/$15.00	$273,431	$1,467,280

DISH Network Corp. (Call)		Jan-15/75.00	57,040	77,015

Fortune Brands Home & Security,
Inc. (Call)		Feb-15/30.00	46,645	711,943

Genworth Financial, Inc. (Call)		Feb-15/11.00	752,062	117,149

Genworth Financial, Inc. (Call)		Jan-15/11.00	1,505,617	55,386

Genworth Financial, Inc. (Call)		Jan-15/11.00	480,885	8,685

Huntsman Corp. (Call)		Jan-15/19.00	201,349	774,235

Pandora Media, Inc. (Call)		Jan-15/13.00	432,845	2,098,258

Qihoo 360 Technology Co., Ltd. (Call)		Jan-15/45.00	60,554	762,980

SPDR S&P 500 ETF Trust (Call)		Jan-15/210.50	2,160,592	44,508

Vodafone Group PLC ADR (Call)		Jan-15/40.00	296,130	1,626

Whirlpool Corp. (Call)		Jan-15/150.00	34,870	1,527,215

Wynn Resorts, Ltd. (Call)		Jan-15/110.00	47,571	1,862,405

Total purchased options outstanding (cost $9,505,345)				$9,508,685

INVESTMENT COMPANIES (0.9%)*			Shares	Value

iShares Dow Jones U.S. Home Construction
Index Fund			55,400	$1,433,752

Market Vectors Junior Gold Miners ETF S			36,400	871,052

SPDR S&P Regional Banking ETF S			148,000	6,023,600

Total investment companies (cost $8,060,165)				$8,328,404

U.S. TREASURY OBLIGATIONS (0.6%)*		Principal amount		Value

U.S. Treasury Inflation Protected Securities
2 1/8s, February 15, 2041 [i]		$1,844,547		$2,431,408

U.S. Treasury Notes
2 3/4s, February 15, 2019 [i]			330,000	350,655
2 1/4s, March 31, 2016 [i]			1,224,000	1,259,300
3/4s, February 28, 2018 [i]			894,000	883,853

Total U.S. Treasury obligations (cost $4,925,216)				$4,925,216

WARRANTS (0.5%)* †	Expiration date	Strike price	Warrants	Value

JPMorgan Chase & Co. W	10/28/18	$42.42	9,724	$202,259

Wells Fargo & Co. W	10/28/18	34.01	220,370	4,707,103

Total warrants (cost $1,863,677)				$4,909,362

SHORT-TERM INVESTMENTS (17.2%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool,
LLC 0.20% [d]	Shares	122,632,415	$122,632,415

Putnam Short Term Investment
Fund 0.10% L	Shares	23,538,873	23,538,873

SSgA Prime Money Market Fund
Class N 0.04% P	Shares	6,804,600	6,804,600

U.S. Treasury Bills with an effective yield
of zero % May 7, 2015 [i]		$13,000	12,997

U.S. Treasury Bills with an effective yield
of 0.03%, April 2, 2015		131,000	130,987

U.S. Treasury Bills with an effective yield
of 0.01%, February 12, 2015 Δ		171,000	170,999

U.S. Treasury Bills with an effective yield
of zero%, January 15, 2015		111,000	111,000

U.S. Treasury Bills with an effective yield
of 0.09%, June 11, 2015		151,000	150,956

Total short-term investments (cost $153,552,815)			$153,552,827

Total investments (cost $833,963,581)			$1,024,580,439

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
ETF	Exchange Traded Fund
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through December 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $894,111,505.

† Non-income-producing security.

ΔΔ Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $5,287,559, or 0.6% of net assets.

ΔThis security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

Putnam VT Voyager Fund 7

At the close of the reporting period, the fund maintained liquid assets totaling $3,012,651 to cover certain derivatives contracts and the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/14 (aggregate face value $76,861,512)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International

	British Pound	Sell	3/18/15	$9,617,094	$9,714,712	$97,618

	Euro	Sell	3/18/15	27,966,764	28,874,811	908,047

	Japanese Yen	Sell	2/13/15	20,586,535	21,675,122	1,088,587

UBS AG

	British Pound	Sell	3/18/15	16,432,350	16,596,867	164,517

Total						$2,258,769

WRITTEN OPTIONS
OUTSTANDING at 12/31/14	Expiration	Contract
(premiums $265,287)	date/strike price	amount	Value

DISH Network Corp. (Call)	Jan-15/$85.00	$57,040	$3,090

Genworth Financial, Inc. (Call)	Feb-15/12.00	752,062	45,876

Genworth Financial, Inc. (Call)	Jan-15/12.00	1,505,617	36,555

Genworth Financial, Inc. (Call)	Jan-15/12.00	480,885	2,404

SPDR S&P 500 ETF Trust (Call)	Jan-15/211.50	2,160,592	31,026

Vodafone Group PLC ADR (Call)	Jan-15/45.00	296,130	811

Total			$119,762

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/14

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Deutsche Bank AG
baskets	115,166	$—	7/28/15	(3 month USD-LIBOR-BBA	A basket (DBPTMATR)	$363,357
				plus 0.32%)	of common stocks

Goldman Sachs International
baskets	6,562	—	12/7/15	(1 month USD-LIBOR-BBA	A basket (GSCBMSX4)	13,300
				minus 225 bp)	of common stocks

baskets	46,870	—	12/7/15	(1 month USD-LIBOR-BBA	A basket (GSCBMSX4)	(205,009)
				minus 225 bp)	of common stocks

baskets	6,343	—	12/7/15	(1 month USD-LIBOR-BBA	A basket (GSCBMSX4)	(11,050)
				minus 225 bp)	of common stocks

baskets	6,651	—	12/7/15	(1 month USD-LIBOR-BBA	A basket (GSCBMSX4)	4,221
				minus 225 bp)	of common stocks

baskets	6,672	—	12/7/15	(1 month USD-LIBOR-BBA	A basket (GSCBMSX4)	27,560
				minus 225 bp)	of common stocks

baskets	6,604	—	12/7/15	(1 month USD-LIBOR-BBA	A basket (GSCBMSX4)	21,648
				minus 225 bp)	of common stocks

Total		$—				$214,027

8 Putnam VT Voyager Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$146,807,440	$24,780,044	$5,287,559

Consumer staples	10,338,646	—	—

Energy	47,039,653	6,679,258	—

Financials	68,615,866	7,763,642	—

Health care	140,108,815	—	—

Industrials	62,229,005	20,890,918	—

Information technology	259,875,058	1,384,557	—

Materials	23,202,133	—	—

Telecommunication services	7,411,473	9,084,170	—

Utilities	1,857,708	—	—

Total common stocks	767,485,797	70,582,589	5,287,559

Investment companies	8,328,404	—	—

Purchased options outstanding	—	9,508,685	—

U.S. treasury obligations	—	4,925,216	—

Warrants	4,909,362	—	—

Short-term investments	30,343,473	123,209,354	—

Totals by level	$811,067,036	$208,225,844	$5,287,559

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$2,258,769	$—

Written options outstanding	—	(119,762)	—

Total return swap contracts	—	214,027	—

Totals by level	$—	$2,353,034	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Voyager Fund 9

Statement of assets and liabilities
12/31/14

Assets

Investment in securities, at value, including $118,818,136 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $687,792,293)	$878,409,151

Affiliated issuers (identified cost $146,171,288) (Notes 1 and 5)	146,171,288

Foreign currency (cost $1,042,627) (Note 1)	1,042,435

Dividends, interest and other receivables	737,866

Receivable for shares of the fund sold	38,474

Receivable for investments sold	8,819,201

Unrealized appreciation on forward currency contracts (Note 1)	2,258,769

Unrealized appreciation on OTC swap contracts (Note 1)	430,086

Total assets	1,037,907,270

Liabilities

Payable for investments purchased	6,796,518

Payable for shares of the fund repurchased	1,159,433

Payable for compensation of Manager (Note 2)	416,859

Payable for custodian fees (Note 2)	23,719

Payable for investor servicing fees (Note 2)	30,264

Payable for Trustee compensation and expenses (Note 2)	458,697

Payable for administrative services (Note 2)	6,045

Payable for distribution fees (Note 2)	45,622

Unrealized depreciation on OTC swap contracts (Note 1)	216,059

Written options outstanding, at value (premiums $265,287) (Notes 1 and 3)	119,762

Collateral on securities loaned, at value (Note 1)	122,632,415

Collateral on certain derivative contracts, at value (Note 1)	11,742,813

Other accrued expenses	147,559

Total liabilities	143,795,765

Net assets	$894,111,505

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$577,880,789

Undistributed net investment income (Note 1)	7,878,714

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	115,119,544

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	193,232,458

Total — Representing net assets applicable to capital shares outstanding	$894,111,505

Computation of net asset value Class IA

Net assets	$680,134,811

Number of shares outstanding	12,242,556

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$55.55

Computation of net asset value Class IB

Net assets	$213,976,694

Number of shares outstanding	3,887,541

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$55.04

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Voyager Fund

Statement of operations
Year ended 12/31/14

Investment income

Dividends (net of foreign tax of $143,340)	$13,821,281

Interest (including interest income of $7,954 from investments in affiliated issuers) (Note 5)	13,490

Securities lending (Note 1)	408,015

Total investment income	14,242,786

Expenses

Compensation of Manager (Note 2)	4,996,003

Investor servicing fees (Note 2)	908,155

Custodian fees (Note 2)	103,235

Trustee compensation and expenses (Note 2)	35,128

Distribution fees (Note 2)	545,996

Administrative services (Note 2)	22,993

Other	304,763

Total expenses	6,916,273
Expense reduction (Note 2)	(161,125)

Net expenses	6,755,148
Net investment income	7,487,638
Net realized gain on investments (Notes 1 and 3)	113,337,198

Net realized loss on swap contracts (Note 1)	(4,786,809)

Net realized gain on foreign currency transactions (Note 1)	6,905,456

Net realized gain on written options (Notes 1 and 3)	13,744,479

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,459,608

Net unrealized depreciation of investments, swap contracts and written options during the year	(52,573,372)

Net gain on investments	78,086,560
Net increase in net assets resulting from operations	$85,574,198

Statement of changes in net assets

	Year ended	Year ended
	12/31/14	12/31/13

Increase (decrease) in net assets

Operations:

Net investment income	$7,487,638	$5,425,190

Net realized gain on investments and foreign currency transactions	129,200,324	196,103,485

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(51,113,764)	105,919,068

Net increase in net assets resulting from operations	85,574,198	307,447,743

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(6,481,515)	(6,611,831)

Class IB	(1,542,422)	(1,622,762)

From net realized long-term gain on investments

Class IA	(13,398,928)	—

Class IB	(4,225,619)	—

Decrease from capital share transactions (Note 4)	(108,239,604)	(119,117,211)

Total increase (decrease) in net assets	(48,313,890)	180,095,939

Net assets:

Beginning of year	942,425,395	762,329,456

End of year (including undistributed net investment income of $7,878,714 and $5,835,848, respectively)	$894,111,505	$942,425,395

The accompanying notes are an integral part of these financial statements.

Putnam VT Voyager Fund 11

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/14	$52.01	.47	4.57	5.04	(.49)	(1.01)	(1.50)	—	$55.55	9.99	$680,135.70		.89	137

12/31/13	36.49	.30	15.65	15.95	(.43)	—	(.43)	—	52.01	44.10	716,098.72		.71	141

12/31/12	31.98	.35	4.30	4.65	(.14)	—	(.14)	—	36.49	14.51	576,803.72		.98	136

12/31/11	38.93	.21	(7.06)	(6.85)	(.10)	—	(.10)	— [e,f]	31.98	(17.64)	587,537.72		.58	164

12/31/10	32.61	.18	6.64	6.82	(.50)	—	(.50)	—	38.93	21.08	825,963.72		.51	182

Class IB

12/31/14	$51.55	.33	4.54	4.87	(.37)	(1.01)	(1.38)	—	$55.04	9.72	$213,977.95		.63	137

12/31/13	36.17	.20	15.51	15.71	(.33)	—	(.33)	—	51.55	43.72	226,327.97		.46	141

12/31/12	31.77	.26	4.26	4.52	(.12)	—	(.12)	—	36.17	14.19	185,526.97		.72	136

12/31/11	38.66	.12	(7.01)	(6.89)	—	—	—	— [e,f]	31.77	(17.82)	191,569.97		.34	164

12/31/10	32.40	.09	6.60	6.69	(.43)	—	(.43)	—	38.66	20.80	257,459.97		.26	182

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Voyager Fund

Notes to financial statements 12/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through December 31, 2014.

Putnam VT Voyager Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after

Putnam VT Voyager Fund 13

translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $3,070,677 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and iden-tified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $149,330 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $21,000 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $122,632,415 and the value of securities loaned amounted to $118,928,488. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest

14 Putnam VT Voyager Fund

earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, realized gains and losses on passive foreign investment companies, straddle loss deferrals, income on swap contracts, a redesignation of taxable income, and partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,579,165 to increase undistributed net investment income, $1,039 to decrease paid-in-capital and $2,578,126 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$220,341,505
Unrealized depreciation	(41,713,962)

Net unrealized appreciation	178,627,543
Undistributed ordinary income	10,343,955
Undistributed long-term gain	79,546,393
Undistributed short-term gain	48,223,369

Cost for federal income tax purposes	$845,952,896

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 37.8% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$689,712
Class IB	218,443

Total	$908,155

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $161,125 under the brokerage/ service arrangements.

Putnam VT Voyager Fund 15

Each Independent Trustee of the fund receives an annual Trustee fee, of which $512, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows: Class IB $545,996

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$1,210,255,220	$1,356,166,956

U.S. government securities (Long-term)	—	—

Total	$1,210,255,220	$1,356,166,956

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$20,093,620	$2,951,877

Options opened	160,923,337	38,797,719

Options exercised	—	—

Options expired	(144,932,881)	(33,641,199)

Options closed	(30,831,750)	(7,843,110)

Written options outstanding at the
end of the reporting period	$5,252,326	$265,287

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/14		Year ended 12/31/13		Year ended 12/31/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	84,314	$4,420,344	82,622	$3,679,955	374,403	$19,387,776	358,385	$15,937,432

Shares issued in connection with
reinvestment of distributions	395,237	19,880,443	167,431	6,611,831	115,523	5,768,041	41,376	1,622,762

	479,551	24,300,787	250,053	10,291,786	489,926	25,155,817	399,761	17,560,194

Shares repurchased	(2,006,003)	(105,736,006)	(2,289,307)	(98,515,379)	(993,074)	(51,960,202)	(1,138,778)	(48,453,812)

Net decrease	(1,526,452)	$(81,435,219)	(2,039,254)	$(88,223,593)	(503,148)	$(26,804,385)	(739,017)	$(30,893,618)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$4,120,327	$369,688,748	$350,270,202	$7,954	$23,538,873

Total	$4,120,327	$369,688,748	$350,270,202	$7,954	$23,538,873

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

16 Putnam VT Voyager Fund

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$15,100,000

Written equity option contracts (contract amount) (Note 3)	$13,700,000

Forward currency contracts (contract amount)	$85,400,000

OTC total return swap contracts (notional)	$12,800,000

Warrants (number of warrants)	5,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$2,258,769	Payables	$—

Equity contracts	Investments, Receivables	14,848,133	Payables	335,821

Total		$17,106,902		$335,821

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$6,956,862	$—	$6,956,862

Equity contracts	(1,053,782)	(8,133,293)	—	(4,786,809)	$(13,973,884)

Total	$(1,053,782)	$(8,133,293)	$6,956,862	$(4,786,809)	$(7,017,022)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$1,473,676	$—	$1,473,676

Equity contracts	3,142,107	(2,137,527)	—	(645,972)	$358,608

Total	$3,142,107	$ (2,137,527)	$1,473,676	$(645,972)	$1,832,284

Putnam VT Voyager Fund 17

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	UBS AG	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$363,357	$66,729	$—	$430,086

Forward currency contracts #	—	—	—	2,094,252	—	—	164,517	2,258,769

Purchased options** #	77,015	4,092,665	774,235	55,386	4,507,758	—	1,626	9,508,685

Total Assets	$77,015	$4,092,665	$774,235	$2,149,638	$4,871,115	$66,729	$166,143	$12,197,540

Liabilities:

OTC Total return swap contracts*#	—	—	—	—	—	216,059	—	216,059

Forward currency contracts#	—	—	—	—	—	—	—	—

Written options #	3,090	—	—	36,555	79,306	—	811	119,762

Total Liabilities	$3,090	$—	$—	$36,555	$79,306	$216,059	$811	$335,821

Total Financial and Derivative Net Assets	$73,925	$4,092,665	$774,235	$2,113,083	$4,791,809	$(149,330)	$165,332	$11,861,719

Total collateral received (pledged)† ##	$73,925	$4,092,665	$774,235	$2,113,083	$4,791,809	$(21,000)	$165,332

Net amount	$—	$—	$—	$—	$—	$(128,330)	$—

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**Included with Investments in securities on the Statement of assets and liabilities.
†Additional collateral may be required from certain brokers based on individual agreements.
#Covered by master netting agreement (Note 1).
##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

18 Putnam VT Voyager Fund	Putnam VT Voyager Fund 19

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $87,501,032 as a capital gain dividend with respect to the taxable year ended December 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 9.91% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

20 Putnam VT Voyager Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

16,289,509	569,528	1,400,303	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

Putnam VT Voyager Fund 21

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

22 Putnam VT Voyager Fund

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Kenneth R. Leibler Born 1949 Trustee since 2006	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Northeast Utilities, which operates New England's largest energy delivery system	
Robert E. Patterson Born 1945 Trustee since 1984	Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate; and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.	None	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.	None	
W. Thomas Stephens Born 1942 Trustee from 1997 to 2008 and since 2009	Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.	TransCanada Pipelines Ltd., an energy infrastructure company	

Interested Trustee

Robert L. Reynolds* Born 1952 Trustee since 2008 and President of the Putnam Funds since 2009	President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.	None

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and
Vice President and Chief Legal Officer	Since 2007	Putnam Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and	Putnam Management	Vice President, Director of Proxy Voting and
Putnam Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer,	Services, Putnam Investments and
Putnam Investments, Putnam Management,	Putnam Management
and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Putnam VT Voyager Fund 23

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24 Putnam VT Voyager Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Independent Registered	Robert L. Reynolds
	Public Accounting Firm	W. Thomas Stephens
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Voyager Fund 25

H522
This report has been prepared for the shareholders
of Putnam VT Voyager Fund.	VTAN016 292432 2/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2014	$68,931	$ —	$6,579	$ —
December 31, 2013	$66,610	$ —	$4,416	$ —

For the fiscal years ended December 31, 2014 and December 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $568,644 and $154,416 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2014	$ —	$562,065	$ —	$ —

December 31, 2013	$ —	$150,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2015